[GRAPHIC]	Annual Report December 31, 1999

Lexington Global and Domestic No-Load Mutual Funds

[GRAPHIC]	LEXINGTON GNMA
INCOME FUND, INC.

Investment Objective: High Current Income

Lexington Funds
Providing Global SolutionSM	[LOGO] LEXINGTONSM

Dear Shareholders:

            The Lexington GNMA Income Fund’s total return for the fourth quarter of 1999 was -0.77%* which compares to -0.12% for the average GNMA fund monitored by Lipper, Inc. The Fund’s total return for 1999 was 0.58%* which compares to 0.11% for the average GNMA fund. It was not a good year for bond investors. Interest rates, as measured by the yield on the thirty-year U.S. Treasury bond, rose nearly 150 basis points—from 5.1% to about 6.5%. Last year will be remembered as one of the worst ever for the bond market. Meanwhile, the stock market was having one of its best years ever. So far, 2000 is shaping up to be a repeat of 1999. Yields have continued to trend higher. But as the gap between bond and equity valuations continues to widen, investors should anticipate a reversal of fortunes for these markets before the year is over.

            There are considerable fundamental differences between market conditions and psychology today than a year ago even though bond price performance is strikingly similar. First, during the fourth quarter of 1998, the financial markets were awash in liquidity as the Federal Reserve had lowered short-term interest rates and pumped money into the financial system to prevent a meltdown in the wake of the Russian debt crises. Yields on thirty-year U.S Treasury debt fell below 5% and there was a general consensus that a global economic slowdown was about to ensue. Moreover, bond yields had been more or less steadily declining for four years. Professional bond managers were fully invested and somewhat complacent about future prospects even though the mathematics of the bond market should have told them to watch out; low yields always equate to high price risk for bonds.

            Today, bonds are unloved investment vehicles. Fixed income mutual funds have experienced a steady stream of shareholder withdrawals. Bond managers have reduced the average maturity of their holdings and added cash. Worries about a global slowdown have been replaced by fears of strong economic growth, both here and abroad. Everyone agrees that the Federal Reserve will keep raising short-term interest rates and draining liquidity until the stock market cracks or the economy falters, neither of which seems likely any time soon. Meanwhile, inflation will creep higher, further eroding the real return of bonds. These worries have mounted despite a significant rise in interest rates, which has reduced the risk of owning bonds. For example, the typical GNMA mortgage bond yielded 6.4% at the start of 1999. By the end of the year, that return was 7.6%. There’s a lot more coupon income today to offset price losses than a year ago. It’s also clear that if interest rates move much above current levels (8.50% for new mortgages) they will have considerable impact on the economy.

            “Fortune favors the brave.” We are looking for the opportunity to adopt a more aggressive investment stance for the Fund. During the first nine months of 1999, the portfolio had a defensive structure. We moved to a neutral position during the fall, a tactic that hurt our performance as interest rates continued to rise. Now, based on the excellent relative value of bonds versus both prospective inflation and alternative investment vehicles, we plan to increase the portfolio’s effective maturity and interest rate sensitivity. It’s difficult to know what will be the trigger, perhaps a significant stock market reversal or an economic slowdown in the U.S. Moreover, a bond market turnaround may be a few months down the road. We are reasonably sure, however, that 2000 will not be a replay of 1999 and bond investors will enjoy significantly higher returns.

            We appreciate the support of our shareholders and would be happy to respond to any questions or comments you may have. Please feel free to call us at 1-800-526-0056 or visit our website at www.lexingtonfunds.com.

Sincerely,

/s/ Denis P. Jamison Denis P. Jamison Portfolio Manager February, 2000	/s/ Roseann G. McCarthy Roseann G. McCarthy Portfolio Manager February, 2000	/s/ Robert M. DeMichele Robert M. DeMichele President February, 2000

            Comparison of change in value of a $10,000 investment in
                      Lexington GNMA Income Fund, Inc. and
         the unmanaged Lehman Brothers Mortgage-Backed Securities Index

--------------------------------------------------
                                 Lehman Brothers
                Lexington GNMA    Mortgage-Backed
Date             Income Fund     Securities Index
--------------------------------------------------
12/31/89           $10,000            $10,000
12/31/90           $10,923            $11,072
12/31/91           $12,643            $12,813
12/30/92           $13,299            $13,704
12/31/93           $14,371            $14,642
12/31/94           $14,073            $14,406
12/31/95           $16,312            $16,826
12/30/96           $17,245            $17,726
12/31/97           $19,004            $19,409
12/31/98           $20,433            $20,759
12/31/99           $20,552            $21,145
--------------------------------------------------

                     Average Annual Standard Total Returns
                         for the Period Ending 12/31/99

---------------------------------------------------------
                                       Lehman Brothers
                      Lexington GNMA    Mortgage-Backed
Annualized Returns:    Income Fund     Securities Index
---------------------------------------------------------
        1 YR              0.58%             1.86%
        5 YR              7.87%             7.98%
       10 YR              7.47%             7.78%
---------------------------------------------------------

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund with a similar investment in the unmanaged Lehman
Brothers Mortgage-Backed Securities Index. Results for the Fund and the Lehman
Brothers Mortgage-Backed Securities Index include the reinvestment of all dividend and capital gain distributions. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than at their original cost. Total return represents past performance and it is not predictive of future results.

*
0.58%, 7.87% and 7.47% are the one, five and ten year average annual standard total returns, respectively, for the period ended December 31, 1999. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return represents past performance and is not predictive of future results. There is no guarantee that the Fund can achieve its objective.

Lexington GNMA Income Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1999

Coupon		Stated Maturity	Principal Amount	Value (Note 1)

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) CERTIFICATES: 90.6%
10.25%		8/2029	$ 1,002,664	$ 1,096,343
9.00		5/2020-11/2027	964,126	1,018,049
8.75		11/2017-6/2027	3,159,577	3,305,226
8.50		4/2012-1/2023	4,194,061	4,350,528
8.25	[2]	1/2011-10/2038	6,365,023	6,530,068
8.20		10/2011-11/2012	7,369,543	7,533,725
8.15		12/2011-9/2015	9,711,053	9,920,423
8.125		5/2038-6/2039	9,290,039	9,478,720
8.10		6/2012-7/2012	1,698,429	1,730,801
8.05		7/2019-4/2021	683,735	700,140
8.00	[1]	1/2014-11/2038	1,220,304	1,241,584
8.00		10/2012-11/2038	40,948,762	41,472,899
7.90		4/2029	5,830,953	5,863,723
7.875		6/2021-7/2038	14,677,339	14,785,186
7.80		5/2019-7/2019	364,752	369,194
7.75		8/2014-1/2036	6,202,894	6,219,619
7.70		8/2013	754,839	756,961
7.65	[1]	5/2041	20,194,153	20,459,100
7.65		12/2012-5/2041	7,369,344	7,419,345
7.625		8/2014-7/2038	12,734,534	12,744,738
7.50		4/2013-8/2029	3,996,093	3,955,642
7.45		3/2029	18,893,886	18,639,952
7.25		5/2022-6/2029	4,067,113	3,977,089
7.20		4/2034	2,298,576	2,244,697
7.05		7/2029	996,279	959,228
7.00	[2]	5/2026-2/2039	62,142,504	60,126,296
6.95		12/2029	3,029,915	2,869,874
6.875	[1]	12/2039	107,456	105,911
6.875		1/2029-12/2039	6,553,179	6,206,892
6.82		4/2034	3,215,865	3,019,891
6.75		6/2013-8/2029	8,405,633	7,941,849
6.70		8/2014-12/2014	418,976	390,431
6.65		12/2013-9/2032	4,040,115	3,758,559
6.625		11/2028	457,022	457,022
6.50	[1]	5/2040	129,807	118,449
6.50		2/2022-5/2040	50,010,856	46,398,807
6.25		4/2026-4/2028	5,344,555	4,949,091
6.00		7/2028-10/2028	18,967,677	17,260,586
5.65		7/2029	584,131	476,978
5.50		4/2029	247,703	216,584

TOTAL GNMA CERTIFICATES
     (cost $349,199,562)... 341,070,200

Security	Principal Amount	Value (Note 1)

U.S. GOVERNMENT OBLIGATIONS: 14.5%
U.S. Treasury Bills, 4.51%, due 01/27/00	$ 200,000	$ 199,411
U.S. Treasury Bills, 4.52%, due 01/13/00	1,200,000	1,198,460
U.S. Treasury Bills, 4.92%, due 08/17/00	1,100,000	1,061,366
U.S. Treasury Bills, 5.29%, due 03/16/00	2,800,000	2,771,214
U.S. Treasury Inflation Compensation Index Bonds, 3.625%, due 01/15/08	50,000,000	49,552,350

TOTAL U.S. GOVERNMENT OBLIGATIONS (cost $56,152,905)		54,782,801

TOTAL INVESTMENTS: 105.1% (cost $405,352,467†) (Note 1)		395,853,001
Liabilities in excess of other assets: (5.1%)		(19,272,547)

TOTAL NET ASSETS: 100.0% (equivalent to $8.08 per share on 46,599,678 shares outstanding)		$376,580,454

[1]	Construction loan securities issued on a when-issued basis. (Note 1).

[2]	Some or all of this security is segregated for construction loan and when-issued securities (Note 1).

†	Aggregate cost for Federal income tax purposes is identical.

3

Lexington GNMA Income Fund, Inc.
Statement of Assets and Liabilities
December 31, 1999

Assets

Investments, at value (cost $405,352,467) (Note 1)	$395,853,001

Cash	102,808

Receivable for shares sold	928,049

Dividends and interest receivable	2,841,711

Total Assets	399,725,569

Liabilities

Due to Lexington Management Corporation (Note 2)	174,420

Payable for investment securities purchased	21,935,886

Payable for shares redeemed	679,261

Distributions payable	194,572

Accrued expenses	160,976

Total Liabilities	23,145,115

Net Assets (equivalent to $8.08 per share on 46,599,678 shares outstanding) (Note 3)	$376,580,454

Net Assets consist of:

Capital stock — authorized 100,000,000 shares, $.01 par value per share	$ 465,997

Additional paid-in capital (Note 1)	388,552,325

Accumulated net realized loss on investments (Notes 1 and 5)	(2,938,402)

Unrealized depreciation of investments	(9,499,466)

Total Net Assets	$376,580,454

Lexington GNMA Income Fund, Inc.
Statement of Operations
Year ended December 31, 1999

Investment Income

Interest Income		$23,798,575

Expenses

Investment advisory fee (Note 2)	$1,844,256
Transfer agent and shareholder servicing expenses (Note 2)	921,571
Accounting expenses (Note 2)	253,268
Registration fees	70,466
Printing and mailing expenses	68,575
Custodian expenses	50,545
Professional fees	37,281
Computer processing fees	21,251
Directors ’ fees and expenses	18,547
Other expenses	59,378

Total expenses		3,345,138

Net investment income		20,453,437

Realized and Unrealized Loss on Investments (Note 4)

Net realized loss on investments	(1,512,537)
Net change in unrealized depreciation of investments	(17,574,398)

Net realized and unrealized loss		(19,086,935)

Increase in Net Assets Resulting from Operations		$ 1,366,502

The Notes to Financial Statements are an integral part of these statements.
4

Lexington GNMA Income Fund, Inc.
Statements of Changes in Net Assets
Years ended December 31, 1999 and 1998

	1999	1998
Operations:
Net investment income	$ 20,453,437	$ 12,557,027
Net realized loss from investments	(1,512,537)	(279,621)
Net change in unrealized appreciation (depreciation) of investments	(17,574,398)	3,469,352

Net increase in net assets resulting from operations	1,366,502	15,746,758

Distributions to Shareholders: (Note 1)
Distributions to shareholders from net investment income	(20,595,801)	(12,506,951)

Capital Share Transactions: (Note 3)
Proceeds from sale of shares	220,636,961	165,825,142
Reinvested dividends	18,731,683	11,213,355
Cost of shares redeemed	(117,150,009)	(64,757,958)

Net increase in net assets from capital share transactions	122,218,635	112,280,539

Net increase in net assets	102,989,336	115,520,346

Net Assets:
Beginning of period	273,591,118	158,070,772

End of period (including undistributed net investment income of $0 and distributions in excess of net investment income of $411 in 1999 and 1998, respectively) (Note 1)	$376,580,454	$273,591,118

The Notes to Financial Statements are an integral part of these statements.

Lexington GNMA Income Fund, Inc.
Notes to Financial Statements
December 31, 1999 and 1998

1. Significant Accounting Policies

Lexington GNMA Income Fund, Inc. (the “Fund”) is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek a high level of current income, consistent with liquidity and safety of principal, through investment primarily in mortgage-backed GNMA (“Ginnie Mae”) certificates that are guaranteed as to the timely payment of principal and interest by the United States Government. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

            Investments     Securities transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities are valued at the last reported bid price as of the last business day of the period or, if no current bid price is available, by the valuation as determined by the Fund’s management in good faith under the direction of the Fund’s Board of Directors. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.
Lexington GNMA Income Fund, Inc.
Notes to Financial Statements
December 31, 1999 and 1998 (continued)

1. Significant Accounting Policies (continued)

            When-Issued Securities    The Fund, at times, may purchase GNMA certificates on a delayed delivery, forward or when-issued basis with payment and delivery often taking place a month or more after the initiation of the transaction. It is the Fund’s policy to record when-issued GNMA certificates (and the corresponding obligation to pay for the securities) at the time the purchase commitment becomes fixed —generally on the trade date. It is also the Fund’s policy to segregate assets to cover its commitments for when-issued securities on trade date.

            Construction Loan Securities    The Fund may purchase construction loan securities which are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated, and project loan securities are issued. It is the Fund ’s policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.

            Federal Income Taxes    It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

            Distributions     Dividends from net investment income are normally declared and paid monthly and dividends from net realized capital gains are normally declared and paid annually. However, the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1999, reclassifications were made to the Fund’s capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

            Use of Estimates    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fee and Other Transactions with Affiliate

The Fund pays an investment advisory fee to Lexington Management Corporation ( “LMC”) at an annual rate of 0.60% of the Fund’s average daily net assets up to $150 million and in decreasing stages to 0.40% of average daily net assets in excess of $800 million. In accordance with the investment advisory agreement, LMC is required to reimburse the Fund for any expenses, excluding interest, taxes and extraordinary expenses which exceed 1.50% of the first $30 million of the Fund’s average daily net assets and 1.00% thereafter. No reimbursement was required for the year ended December 31, 1999.

The Fund reimburses LMC for certain expenses, including accounting and shareholder servicing costs of $525,045, which are incurred by the Fund, but paid by LMC.
Lexington GNMA Income Fund, Inc.
Notes to Financial Statements
December 31, 1999 and 1998 (continued)

3. Capital Stock

Transactions in capital stock were as follows:

	Year ended
	December 31, 1999		December 31, 1998
	Shares	Amount	Shares	Amount
Shares sold	26,323,658	$220,636,961	19,566,899	$165,825,142
Shares issued on reinvestment of dividends	2,253,632	18,731,683	1,324,681	11,213,355

	28,577,290	239,368,644	20,891,580	177,038,497
Shares redeemed	(14,047,603)	(117,150,009)	(7,639,373)	(64,757,958)

Net increase	14,529,687	$122,218,635	13,252,207	$112,280,539

4. Investment Transactions

The cost of purchases and proceeds from sales of securities for the year ended December 31, 1999, excluding short-term securities, were $221,072,716 and $85,379,865, respectively.

At December 31, 1999, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $1,482,723 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $10,982,189.

5. Federal Income Taxes—Capital Loss Carryforwards

Capital loss carryforwards 1 available for Federal income tax purposes as of December 31, 1999 are:
$1,054,628 expiring in 2003;
89,699 expiring in 2006; and,
1,753,409 expiring in 2007.

To the extent any future capital gains are offset by these losses, such gains may not be distributed to shareholders.

1 Temporary book-tax differences of $40,666 are the result of deferred post-October losses.

6. Tax Information (unaudited)

For the year ended December 31, 1999, the percentage of ordinary income distributions paid by the Fund derived from agency and direct obligations of the United States government were as follows:

U.S. Treasury	14.06%
Government National Mortgage Association	85.40

Lexington GNMA Income Fund, Inc.
Financial Highlights

Selected per share data for a share outstanding throughout the period:

	Year ended December 31,
	1999	1998	1997	1996	1995
Net asset value, beginning of period	$8.53	$8.40	$8.12	$8.19	$7.60

Income (loss) from investment operations:
Net investment income	0.50	0.48	0.51	0.53	0.58
Net realized and unrealized gain (loss) on investments	(0.45)	0.13	0.29	(0.08)	0.59

Total income from investment operations	0.05	0.61	0.80	0.45	1.17

Less distributions:
Dividends from net investment income	(0.50)	(0.48)	(0.52)	(0.52)	(0.58)

Net asset value, end of period	$8.08	$8.53	$8.40	$8.12	$8.19

Total return	0.58%	7.52%	10.20%	5.71%	15.91%
Ratio to average net assets:
Expenses	0.99%	1.01%	1.01%	1.05%	1.01%
Net investment income	6.04%	5.85%	6.28%	6.56%	7.10%
Portfolio turnover rate	25.10%	54.47%	134.28%	128.76%	30.69%
Net assets, end of period (000 ’s omitted)	$376,580	$273,591	$158,071	$133,777	$130,681

Independent Auditors’ Report

The Board of Directors and Shareholders
Lexington GNMA Income Fund, Inc.:

            We have audited the accompanying statement of net assets (including the portfolio of investments) and assets and liabilities of Lexington GNMA Income Fund, Inc. as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

            We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

            In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington GNMA Income Fund, Inc. as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

KPMG LLP

New York, New York
February 7, 2000

Lexington®

Mutual Funds

Global • International

Lexington Global Corporate Leaders Fund seeks long-term growth of capital primarily through investment in a diversified portfolio of blue chip securities domiciled in foreign countries and the U.S. that represent "corporate leaders" in their respective industries.

Lexington International Fund seeks long- term growth of capital through investment in common stocks of companies domiciled in foreign countries.

Lexington Worldwide Emerging Markets Fund seeks long-term growth of capital primarily through investment in equity securities of companies domiciled in, or doing business in, emerging countries and emerging markets.

Lexington Troika Dialog Russia Fund seeks long-term capital appreciation through investment primarily in the equity securities of Russian companies.

Lexington Small Cap Asia Growth Fund seeks long-term capital appreciation through investment in companies domiciled in the Asia Region with a market capitalization of less than $1 billion.

Lexington Global Technology Fund seeks long-term growth of capital. The Fund is designed to provide investors with a simple way to invest in technology and information infrastructure companies located throughout the world.

Lexington Global Income Fund seeks high current income. Capital appreciation is a secondary objective. The Fund invests in a combination of foreign and domestic high-yield, lower rated debt securities.

Domestic •

Lexington Corporate Leaders Trust Fund seeks long-term capital growth and income. Portfolio assets are invested primarily in an equal number of shares of an established list of American "blue-chip" corporations.

Lexington Growth and Income Fund seeks long-term appreciation of capital through investment in the common stocks of large, ably managed and well financed companies.

Lexington GNMA Income Fund seeks a high level of current monthly income through investment in mortgage-backed GNMA Certificates that are guaranteed as to the timely payment of principal and interest by the U.S. Government.

Lexington Money Market Trust seeks current income from short-term investments as is consistent with preservation of capital and liquidity.

Precious Metals •

Lexington Goldfund seeks capital appreciation by providing a careful mix of gold bullion and gold mining shares with assets diversified throughout the world.

Lexington Silver Fund seeks long-term growth of capital by investing in established silver-related companies throughout the world.

Lexington website • www.lexingtonfunds.com
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LEXINGTON GNMA INCOME FUND, INC.

Investment Adviser
Lexington Management Corporation
Park 80 West - Plaza Two
Saddle Brook, New Jersey 07663

Distributor
Lexington Funds Distributor, Inc.
Park 80 West - Plaza Two
Saddle Brook, New Jersey 07663

www.lexingtonfunds.com

All Shareholder requests for services of
any kind should be sent to:

Transfer Agent
State Street Bank and Trust Company
c/o National Financial Data Services
330 West Ninth Street
Kansas City, Missouri 64105

Or call Lexington Shareholder
Services at: 1-800-526-0056

LEXLINE 800-526-0052

24-hour toll-free telephone access
to your Lexington Fund account(s)
where you can obtain the
following:

  Price/Yield
  Account Balances
  Exchanges
  Last Transactions
  Total Return
  Duplicate Statements

This report has been prepared for the information of the shareholders of Lexington GNMA Income Fund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information. LEX274-AR12/99

The Lexington Funds Park 80 West - Plaza Two Saddle Brook, New Jersey 07663	PRSRT STD U.S. Postage Paid Lexington Management Corp